SUPPLEMENT DATED APRIL 29, 2009
TO THE
FIRST INVESTORS LIFE SERIES HIGH YIELD FUND PROSPECTUS
DATED MAY 1, 2008

On April 23, 2009, the Board of Trustees of the First Investors Life Series Funds approved an agreement under which Muzinich & Co., Inc. (“Muzinich”) will serve as subadviser for the Life Series High Yield Fund (the “Fund”). Effective April 24, 2009, Muzinich assumed day-to-day management of the Fund, subject to supervision by the Fund’s adviser, First Investors Management Company, Inc., and the Fund’s Board of Trustees.

Muzinich is a registered investment adviser under the Investment Advisers Act of 1940. As of March 31, 2009, Muzinich had more than $3.3 billion of assets under management and extensive experience in managing high-yield and investment grade bond portfolios. Muzinich is located at 450 Park Avenue, New York, NY 10022, with other offices in London (England), Cologne (Germany) and Paris (France) (Representative Office).

The Fund has received an exemptive order from the U.S. Securities and Exchange Commission, which allows the Fund to hire a subadviser without shareholder approval. In accordance with the Fund’s exemptive order, shareholders of the Fund as of April 24, 2009 will receive an information statement as required by the Fund’s exemptive order with more detailed information about Muzinich. Management fees paid by the Fund will not increase due to the hiring of Muzinich.

In order to reflect the addition of Muzinich as the Fund’s subadviser, the following changes are made to the Fund’s prospectus:

1.	Add the following paragraph after the second paragraph under “How has the High Yield Fund performed?” on page 7:

On April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser. Therefore, the performance shown for the Fund is not necessarily reflective of how the Fund will perform in the future.

2.	Replace the second paragraph under “Fund Management” on page 8 with the following:

Muzinich serves as the investment subadviser of the Fund. Muzinich has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees. Muzinich is located at 450 Park Avenue, New York, NY 10022. Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies. As of March 31, 2009, Muzinich managed more than $3.3 billion of assets.

The Fund is managed by a team of investment professionals who have active roles in managing the Fund, including the following: John Ingallinera, Senior Portfolio Manager, who joined Muzinich in 2003 and prior thereto was the head of high yield trading at Lehman Brothers (1994-2001); Dennis V. Dowden, Portfolio Manager, who joined Muzinich in 2001 and prior thereto was Director of high yield research at ABN AMRO Inc. (1999-2001); and Wendy L. Nickerson, Portfolio Manager, who joined Muzinich in 2004 and prior thereto was Managing Director and Director of high yield research at Wells Fargo (2001-2003). The same team of investment professionals also manages another First Investors Fund.

3.	Add the following sentence to the fourth paragraph under “Fund Management” on page 8:

Descriptions of the factors considered by the Board of Trustees in approving the Subadvisory Agreement with Muzinich will be available in the Fund’s Semi-Annual Report to shareholders for the six months ending June 30, 2009.

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